SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  October 20, 2003

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     01-19890                  76-0172936
         --------                     --------                  ----------
      (State Or Other                (Commission               (IRS Employer
      Jurisdiction Of                File Number)           Identification No.)
      Incorporation)

        One Millenium Way
        Branchburg, New Jersey                                     08876
     ----------------------------------------------------------------------
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code   (908) 947-1100


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

          Exhibit 99.1 - Press release dated October 20, 2003


ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

On October 20, 2003, LifeCell Corporation (the "Registrant") issued a press release regarding results for the third quarter ended September 30, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Registrant pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Registrant's results of operations and financial condition as of, and for the third quarter ended, September 30, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           LIFECELL CORPORATION

                                           By:  /s/ Steven T. Sobieski
                                              ------------------------
                                              Steven T. Sobieski
                                              Chief Financial Officer


Date: October 20, 2003


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